                                                                    EXHIBIT 99.9

May-2001                           1996-C                                 Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $3,208,790,692.40
Beginning of the Month Finance Charge Receivables:             $  163,530,104.34
Beginning of the Month Discounted Receivables:                 $            0.00
Beginning of the Month Total Receivables:                      $3,372,320,796.74

Removed Principal Receivables:                                 $            0.00
Removed Finance Charge Receivables:                            $            0.00
Removed Total Receivables:                                     $            0.00

Additional Principal Receivables:                              $            0.00
Additional Finance Charge Receivables:                         $            0.00
Additional Total Receivables:                                  $            0.00

Discounted Receivables Generated this Period:                  $            0.00

End of the Month Principal Receivables:                        $3,147,935,537.87
End of the Month Finance Charge Receivables:                   $  159,056,585.18
End of the Month Discounted Receivables:                       $            0.00
End of the Month Total Receivables:                            $3,306,992,123.05

Special Funding Account Balance                                $            0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                             $  847,935,537.87
End of the Month Transferor Percentage                                    26.94%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                     $   71,394,092.52
     60-89 Days Delinquent                                     $   51,307,483.88
     90+ Days Delinquent                                       $  102,818,374.25

     Total 30+ Days Delinquent                                 $  225,519,950.65
     Delinquent Percentage                                                 6.82%

Defaulted Accounts During the Month                            $   25,049,801.51
Annualized Default Percentage                                              9.37%

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May-2001                           1996-C                                 Page 2



Principal Collections                                            $411,386,451.79
Principal Payment Rate                                                    12.82%

Total Payment Rate                                                        13.70%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $184,500,000.00
     Class B Initial Invested Amount                             $ 19,125,000.00
     Class C Initial Invested Amount                             $ 21,375,000.00
                                                                 ---------------
INITIAL INVESTED AMOUNT                                          $225,000,000.00

     Class A Invested Amount                                     $246,000,000.00
     Class B Invested Amount                                     $ 25,500,000.00
     Class C Invested Amount                                     $ 28,500,000.00
                                                                 ---------------
INVESTED AMOUNT                                                  $300,000,000.00

     Class A Adjusted Invested Amount                            $246,000,000.00
     Class B Adjusted Invested Amount                            $ 25,500,000.00
     Class C Adjusted Invested Amount                            $ 28,500,000.00
                                                                 ---------------
ADJUSTED INVESTED AMOUNT                                         $300,000,000.00

PREFUNDED AMOUNT                                                 $          0.00

FLOATING ALLOCATION PERCENTAGE                                             9.35%
PRINCIPAL ALLOCATION PERCENTAGE                                            9.35%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                 $ 38,461,821.73

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                    $  4,733,775.10

MONTHLY SERVICING FEE                                            $    375,000.00

INVESTOR DEFAULT AMOUNT                                          $  2,341,985.25
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May-2001                           1996-C                                 Page 3



CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

     Class A Finance Charge Collections                            $4,189,195.58
     Other Amounts                                                 $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $4,189,195.58

     Class A Monthly Interest                                      $  902,939.58
     Class A Servicing Fee                                         $  307,500.00
     Class A Investor Default Amount                               $1,920,427.90

TOTAL CLASS A EXCESS SPREAD                                        $1,058,328.10

CLASS A REQUIRED AMOUNT                                            $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

     Class B Finance Charge Collections                            $  434,245.91
     Other Amounts                                                 $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $  434,245.91

     Class B Monthly Interest                                      $   98,757.60
     Class B Servicing Fee                                         $   31,875.00

TOTAL CLASS B EXCESS SPREAD                                        $  303,613.31
CLASS B INVESTOR DEFAULT AMOUNT                                    $  199,068.75
CLASS B REQUIRED AMOUNT                                            $  199,068.75

CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

CLASS C MONTHLY SERVICING FEE                                      $   35,625.00

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May-2001                           1996-C                                 Page 4



EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $1,811,650.02

     Excess Spread Applied to Class A Required Amount              $        0.00

     Excess Spread Applied to Class A Investor Charge Offs         $        0.00

     Excess Spread Applied to Class B Required Amount              $  199,068.75

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                               $        0.00

     Excess Spread Applied to Class C Required Amount              $  346,976.20

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                               $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee          $   62,500.00

     Excess Spread Applied to Cash Collateral Account              $        0.00

     Excess Spread Applied to Spread Account                       $        0.00

     Excess Spread Applied to Reserve Account                      $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                     $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                      $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $1,203,105.07

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May-2001                           1996-C                                 Page 5



EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $8,965,919.94

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                      $        0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                   $        0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                          $        0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                          $        0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                    $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                   $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                      $        0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              6.36%
    Base Rate (Prior Month)                                                7.26%
    Base Rate (Two Months Ago)                                             7.40%
                                                                           -----
THREE MONTH AVERAGE BASE RATE                                              7.01%

    Portfolio Yield (Current Month)                                       11.07%
    Portfolio Yield (Prior Month)                                         11.84%
    Portfolio Yield (Two Months Ago)                                      13.09%
                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.00%

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May-2001                           1996-C                                 Page 6



PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $38,461,821.73

INVESTOR DEFAULT AMOUNT                                           $ 2,341,985.25

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                $         0.00
    Allocable to Class B Certficates                              $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                 $         0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $40,803,806.98

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                      $         0.00
CLASS C INVESTOR CHARGE OFFS                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                            $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                            $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $ 9,000,000.00
    Available Cash Collateral Amount                              $ 9,000,000.00

TOTAL DRAW AMOUNT                                                 $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                   $         0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:  /s/ TRACIE KLEIN
                                             --------------------------------
                                                Tracie H. Klein
                                                First Vice President